Exhibit 99.1

Huntington Auto Trust 2012-1
Final Pool as of the Cut-off Date
January 31, 2012

Composition of the Receivables Pool

Aggregate Principal Balance	$1,300,000,252.28
Number of Contracts	69,944
Average Principal Balance Outstanding	$18,586.30
Average Original Principal Balance	$20,233.80
Original Principal Balance (range)	$2,125.86 to $99,943.00
Weighted Average Contract Rate(1)	4.79%
Contract Rate (range)	1.49% to 15.24%
Weighted Average Original Term(1)	65 months
Original Term (range)	24 to 75 months
Weighted Average Remaining Term(1)	60 months
Remaining Term (range)	11 to 75 months
Weighted Average Seasoning(1)	5 months
Weighted Average FICO Score(1)(2)	766
Weighted Average LTV(1)(3)	90.78%
Percentage of Aggregate Principal Balance of Receivables for New Vehicles	54.19%
Percentage of Aggregate Principal Balance of Receivables for Used Vehicles	45.80%

(1) Weighted by principal balance.
(2) FICO® scores are calculated as of the origination of the related receivables and excludes obligors for which no FICO® score was available as of origination of the related receivable. FICO® is a federally registered trademark of Fair, Isaac & Company. A FICO® score is a measurement determined by Fair, Isaac & Company using information collected by the major credit bureaus to assess credit risk. Data from an independent credit reporting agency, such as FICO® score, is one of several factors that may be used by the originator in its credit scoring system to assess the credit risk associated with each applicant, see “Origination and Servicing Procedures” in the accompanying prospectus. FICO® scores are based on independent third party information, the accuracy of which cannot be verified. FICO® scores should not necessarily be relied upon as a meaningful predictor of the performance of the receivables.
(3) The loan-to-value ratio (or “LTV”) for a receivable secured by a new vehicle is equal to the original amount financed divided by the manufacturer’s suggested retail price for that vehicle. The LTV for a receivable secured by a used vehicle is equal to the original amount financed divided by the retail price for that vehicle as set forth in the applicable N.A.D.A. Official Used Car Guide. There can be no assurance that the retail price for a used vehicle set forth in the applicable N.A.D.A. Official Used Car Guide reflects the amount that could be realized upon a sale of the related vehicle, and such retail price represents N.A.D.A.’s opinion of the retail price for such used vehicle.
Amounts relating to LTV are calculated excluding LTVs for which no manufacturer’s suggested retail price or retail price for that vehicle was available.

Huntington Auto Trust 2012-1
Final Pool as of the Cut-off Date
January 31, 2012

Geographic Distribution of the Receivables
State(1)	Number of Receivables	Percentage of Number of Receivables(2)	Aggregate Outstanding Principal Balance	Percentage of Outstanding Principal Balance(2)	Weighted Average FICO(3)	Weighted Average LTV(3)
Alabama	31	0.04%	$ 651,207.36	0.05%	755	94.08%
Alaska	1	0.00%(4)	28,173.78	0.00%(4)	721	88.00%
Arizona	14	0.02%	224,150.99	0.02%	788	79.57%
Arkansas	18	0.03%	416,824.32	0.03%	768	87.55%
California	24	0.03%	609,483.44	0.05%	768	83.89%
Colorado	15	0.02%	330,689.04	0.03%	769	87.48%
Connecticut	93	0.13%	1,723,133.34	0.13%	768	82.56%
Delaware	40	0.06%	679,476.47	0.05%	750	85.36%
Florida	150	0.21%	3,158,142.00	0.24%	766	82.97%
Georgia	46	0.07%	994,621.23	0.08%	756	90.44%
Hawaii	1	0.00%(4)	39,014.86	0.00%(4)	759	91.00%
Idaho	2	0.00%(4)	48,877.18	0.00%(4)	723	72.69%
Illinois	367	0.52%	7,376,807.41	0.57%	763	88.35%
Indiana	9,229	13.19%	169,689,104.68	13.05%	763	93.98%
Iowa	10	0.01%	168,125.23	0.01%	775	74.54%
Kansas	6	0.01%	162,969.44	0.01%	783	90.55%
Kentucky	8,373	11.97%	165,919,637.35	12.76%	767	92.77%
Louisiana	12	0.02%	285,310.72	0.02%	760	85.27%
Maine	899	1.29%	16,187,651.28	1.25%	770	90.49%
Maryland	82	0.12%	1,520,940.20	0.12%	761	86.78%
Massachusetts	2,442	3.49%	48,749,553.56	3.75%	767	84.79%
Michigan	8,751	12.51%	157,132,155.30	12.09%	769	87.86%
Minnesota	179	0.26%	3,431,870.14	0.26%	770	82.09%
Mississippi	33	0.05%	666,037.72	0.05%	747	90.77%
Missouri	35	0.05%	794,601.57	0.06%	745	88.36%
Montana	3	0.00%(4)	37,664.08	0.00%(4)	767	91.73%
Nebraska	3	0.00%(4)	77,013.39	0.01%	728	88.87%
Nevada	2	0.00%(4)	49,687.43	0.00%(4)	746	93.69%
New Hampshire	549	0.78%	10,436,541.90	0.80%	772	84.51%
New Jersey	547	0.78%	9,664,493.92	0.74%	757	87.73%
New Mexico	4	0.01%	58,880.05	0.00%(4)	766	84.43%
New York	158	0.23%	3,245,968.36	0.25%	762	85.02%
North Carolina	60	0.09%	1,171,691.78	0.09%	759	90.56%
North Dakota	3	0.00%(4)	78,026.24	0.01%	716	102.23%
Ohio	20,958	29.96%	380,537,920.47	29.27%	764	92.11%
Oklahoma	7	0.01%	162,363.88	0.01%	752	87.99%
Oregon	2	0.00%(4)	18,648.10	0.00%(4)	756	81.80%
Pennsylvania	10,429	14.91%	183,248,366.89	14.10%	769	87.13%
Rhode Island	224	0.32%	4,122,059.15	0.32%	774	88.71%
South Carolina	35	0.05%	653,311.34	0.05%	758	90.38%
South Dakota	4	0.01%	67,968.56	0.01%	752	105.76%
Tennessee	2,694	3.85%	57,216,568.30	4.40%	765	95.22%
Texas	47	0.07%	1,082,652.37	0.08%	749	85.77%
Utah	4	0.01%	77,775.71	0.01%	777	88.94%
Vermont	101	0.14%	1,978,852.05	0.15%	771	86.78%
Virginia	181	0.26%	3,532,423.10	0.27%	760	93.01%
Washington	6	0.01%	110,598.38	0.01%	752	92.07%
West Virginia	2,812	4.02%	56,194,018.09	4.32%	764	91.65%
Wisconsin	250	0.36%	5,052,523.47	0.39%	771	86.18%
Wyoming	5	0.01%	95,192.53	0.01%	745	98.05%
Washington DC	2	0.00%(4)	20,618.38	0.00%(4)	685	103.80%
Other	1	0.00%(4)	19,865.75	0.00%(4)	750	113.00%
Total:	69,944	100.00%	$ 1,300,000,252.28	100.00%	766	90.78%

(1) Based on the billing addresses of the obligors.
(2) May not add to 100.00% due to rounding.
(3) Weighted by principal balance.
(4) Less than 0.01% but greater than 0.00%.

Huntington Auto Trust 2012-1
Final Pool as of the Cut-off Date
January 31, 2012

Distribution by Outstanding Principal Balance of the Receivables
Range of Principal Balance ($)	Number of Receivables	Percentage of Number of Receivables(1)	Aggregate Outstanding Principal Balance	Percentage of Outstanding Principal Balance(1)	Weighted Average FICO(2)	Weighted Average LTV(2)
0.01 - 2,500.00	169	0.24%	$ 320,161.78	0.02%	756	63.28%
2,500.01 - 5,000.00	1,526	2.18%	6,200,319.74	0.48%	752	69.61%
5,000.01 - 7,500.00	4,034	5.77%	25,777,753.65	1.98%	755	75.88%
7,500.01 - 10,000.00	6,153	8.80%	54,270,979.88	4.17%	758	80.56%
10,000.01 - 12,500.00	7,330	10.48%	82,674,210.96	6.36%	761	84.97%
12,500.01 - 15,000.00	8,164	11.67%	112,380,969.47	8.64%	764	86.81%
15,000.01 - 17,500.00	8,098	11.58%	131,564,257.33	10.12%	765	88.55%
17,500.01 - 20,000.00	7,743	11.07%	144,909,045.18	11.15%	769	90.21%
20,000.01 - 22,500.00	6,724	9.61%	142,645,170.73	10.97%	768	91.98%
22,500.01 - 25,000.00	5,402	7.72%	128,041,008.30	9.85%	770	92.58%
25,000.01 - 27,500.00	4,222	6.04%	110,581,454.71	8.51%	771	93.88%
27,500.01 - 30,000.00	3,041	4.35%	87,243,182.41	6.71%	769	94.46%
30,000.01 - 32,500.00	2,150	3.07%	67,054,197.80	5.16%	765	94.50%
32,500.01 - 35,000.00	1,516	2.17%	51,043,089.45	3.93%	763	94.78%
35,000.01 - 37,500.00	1,111	1.59%	40,161,498.98	3.09%	763	95.96%
37,500.01 - 40,000.00	737	1.05%	28,479,872.63	2.19%	764	95.34%
40,000.01 - 42,500.00	560	0.80%	23,068,317.02	1.77%	762	96.04%
42,500.01 - 45,000.00	347	0.50%	15,176,500.24	1.17%	759	96.23%
45,000.01 - 47,500.00	262	0.37%	12,104,192.65	0.93%	759	95.60%
47,500.01 - 50,000.00	195	0.28%	9,458,711.01	0.73%	761	98.51%
50,000.01 >=	460	0.66%	26,845,358.36	2.07%	758	97.73%
Total:	69,944	100.00%	$ 1,300,000,252.28	100.00%	766	90.78%

(1) May not add to 100.00% due to rounding.
(2) Weighted by principal balance.

Huntington Auto Trust 2012-1
Final Pool as of the Cut-off Date
January 31, 2012

Distribution by Contract Rate of the Receivables
Range of Contract Rates (%)	Number of Receivables	Percentage of Number of Receivables(1)	Aggregate Outstanding Principal Balance	Percentage of Outstanding Principal Balance(1)	Weighted Average FICO(2)	Weighted Average LTV(2)
1.001 - 2.000	149	0.21%	$ 3,226,813.83	0.25%	811	81.74%
2.001 - 3.000	5,422	7.75%	117,027,964.51	9.00%	803	79.59%
3.001 - 4.000	19,808	28.32%	423,575,963.87	32.58%	791	84.21%
4.001 - 5.000	16,784	24.00%	345,329,847.98	26.56%	762	92.96%
5.001 - 6.000	8,954	12.80%	164,367,092.94	12.64%	736	96.71%
6.001 - 7.000	6,079	8.69%	100,600,667.16	7.74%	727	99.28%
7.001 - 8.000	4,564	6.53%	59,429,894.53	4.57%	733	99.65%
8.001 - 9.000	3,683	5.27%	40,320,749.90	3.10%	732	100.52%
9.001 - 10.000	2,292	3.28%	24,026,902.98	1.85%	730	102.79%
10.001 - 11.000	1,356	1.94%	13,374,630.63	1.03%	717	104.35%
11.001 - 12.000	597	0.85%	6,001,766.45	0.46%	710	105.97%
12.001 - 13.000	203	0.29%	2,095,280.68	0.16%	702	109.85%
13.001 - 14.000	42	0.06%	462,172.19	0.04%	708	115.15%
14.001 - 15.000	8	0.01%	109,165.26	0.01%	686	123.98%
15.001 - 16.000	3	0.00%(3)	51,339.37	0.00%(3)	724	149.14%
Total:	69,944	100.00%	$ 1,300,000,252.28	100.00%	766	90.78%

(1) May not add to 100.00% due to rounding.
(2) Weighted by principal balance.
(3) Less than 0.01% but greater than 0.00%.

Huntington Auto Trust 2012-1
Final Pool as of the Cut-off Date
January 31, 2012

Distribution by Remaining Term to Maturity of the Receivables
Remaining Term to Maturity (in months)(1)	Number of Receivables	Percentage of Number of Receivables(2)	Aggregate Outstanding Principal Balance	Percentage of Outstanding Principal Balance(2)	Weighted Average FICO(3)	Weighted Average LTV(3)
1 - 12	19	0.03%	$ 83,052.71	0.01%	782	60.38%
13 - 24	640	0.92%	4,983,392.61	0.38%	778	64.66%
25 - 36	3,976	5.68%	41,746,506.99	3.21%	780	72.68%
37 - 48	8,726	12.48%	113,283,085.92	8.71%	773	81.24%
49 - 60	25,943	37.09%	459,776,334.24	35.37%	772	86.80%
61 - 72	28,023	40.06%	612,288,125.62	47.10%	760	96.02%
73 - 75	2,617	3.74%	67,839,754.19	5.22%	752	99.47%
Total:	69,944	100.00%	$ 1,300,000,252.28	100.00%	766	90.78%

(1) Assumes that all monthly payments of simple interest loans are made on their respective due dates.
(2) May not add to 100.00% due to rounding.
(3) Weighted by principal balance.

Huntington Auto Trust 2012-1
Final Pool as of the Cut-off Date
January 31, 2012

Distribution by Original FICO Score of the Receivables
FICO (Range)(1)	Number of Receivables	Percentage of Number of Receivables(2)	Aggregate Outstanding Principal Balance	Percentage of Outstanding Principal Balance(2)	Weighted Average FICO(3)	Weighted Average LTV(3)
660 - 679	3,685	5.27%	$ 60,658,031.15	4.67%	671	91.98%
680 - 699	5,718	8.18%	99,728,438.81	7.67%	690	94.04%
700 - 719	7,637	10.92%	137,764,990.97	10.60%	709	94.66%
720 - 739	7,075	10.12%	130,268,532.42	10.02%	729	94.90%
740 >=	45,829	65.52%	871,580,258.93	67.04%	795	89.09%
Total:	69,944	100.00%	$ 1,300,000,252.28	100.00%	766	90.78%

(1) FICO® scores are calculated as of the origination of the related receivables and excludes obligors for which no FICO® score was available as of origination of the related receivable. FICO® is a federally registered trademark of Fair, Isaac & Company. A FICO® score is a measurement determined by Fair, Isaac & Company using information collected by the major credit bureaus to assess credit risk. Data from an independent credit reporting agency, such as FICO® score, is one of several factors that may be used by the originator in its credit scoring system to assess the credit risk associated with each applicant, see “Origination and Servicing Procedures” in the accompanying prospectus. FICO® scores are based on independent third party information, the accuracy of which cannot be verified. FICO® scores should not necessarily be relied upon as a meaningful predictor of the performance of the receivables.
(2) May not add to 100.00% due to rounding.
(3) Weighted by principal balance.

Huntington Auto Trust 2012-1
Final Pool as of the Cut-off Date
January 31, 2012

Historical Delinquency Status	Number of Receivables	Percent of Total Number of Receivables	Aggregate Outstanding Principal Balance	Percent of Total Aggregate Outstanding Principal Balance
Delinquent no more than once for 30-59 days(1)	453	0.65%	$7,462,682	0.57%
Delinquent more than once for 30-59 days but never for 60 days or more	149	0.21%	$2,634,866	0.20%
Delinquent at least once for 60 days or more	58	0.08%	$988,276	0.08%
Total	660	0.94%	$11,085,825	0.85%
(1) Delinquent no more than once for 30-59 days represent accounts that were delinquent one time but never exceeded 59 days past due.